UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2009

BLINDSPOT ALERT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140378	20-5150818
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court
Newport Beach, CA 92660
(Address of principal executive office)

(949) 642-7816
(Registrant's telephone number, including area code)

                                                                                                     &#160 ;
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On July 31, 2009, we entered into an agreement with Ziglar, Inc. effective July 2, 2009.  Ziglar, Inc. and its principal, Zig Ziglar will provide training and marketing of the company’s products and services.  A copy of the letter agreement and exhibits thereto are attached as an Exhibit to this 8-K report.  A copy of the press release is attached as Exhibit 99.1 to this 8-K report.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01                      Exhibits

Exhibit No.	Description
1.01	Agreement, dated July 2, 2009 between Blindspot Alert, Inc. and Ziglar, Inc.
99.1	Press release dated August 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINDSPOT ALERT, INC.

Date: August 4, 2009	By:	/s/ Rowland W. Day II
Rowland W. Day II,
Chief Executive Officer